UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2023

Enovis Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34045

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 Centerville Road, Suite 400 Wilmington, DE	19808
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 252-9160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Share Purchase Agreement

On September 22, 2023, Enovis Corporation (the “Company”) entered into a definitive agreement to acquire LimaCorporate S.p.A. (“Lima”), a privately held global orthopedic company focused on restoring motion through digital innovation and customized hardware.

Pursuant to the terms of a Share Purchase Agreement (the “Purchase Agreement”) with Emil Holding II S.à r.l. (the “Seller”), the Company agreed to purchase all issued and outstanding share capital of Lima (the “Acquisition”) from the Seller at an enterprise value of approximately €800 million, consisting of (i) approximately €700 million in cash consideration, which includes the repayment of certain Lima indebtedness, to be paid at closing, and (ii) 1,942,686 shares of common stock of Enovis, par value $0.001 per share (the “Shares”), which the parties valued at €100 million based on the thirty-day volume weighted average price of the Company’s common stock as of the close of business on September 21, 2023, and which are expected to be issued within eighteen months following the closing of the Acquisition, in each case subject to certain adjustments and conditions as provided for in the Purchase Agreement.

The closing of the Acquisition is subject to the receipt of applicable regulatory approvals and other customary closing conditions and is expected to close in early 2024. The Seller has agreed to indemnify the Company for losses arising from certain breaches of covenants under the Purchase Agreement and for certain other potential liabilities, subject to certain limitations.

The Shares, if and when issued, will be offered and sold to the Seller in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof. The Seller has represented that it is an “accredited investor” as defined in Regulation D under the Securities Act. Enovis has agreed pursuant to the Purchase Agreement to afford the Seller certain resale registration rights with respect to the Shares.

The foregoing summary of the Purchase Agreement is qualified in its entirety by the text of the Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Commitment Letter

In connection with entering into the Purchase Agreement, on September 22, 2023, the Company entered into a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPMorgan”), UBS AG Stamford Branch (“UBS AG”), and UBS Securities LLC (“UBS Securities”), pursuant to which JPMorgan and UBS AG agreed to provide a new $800 million senior bridge facility (the “Bridge Facility”) for financing the Acquisition. The Bridge Facility will be reduced by an equivalent amount of the net cash proceeds of the incurrence of a term loan facility, the issuance by the Company of debt, equity or equity-linked securities in a public offering or private placement, or the disposition of assets prior to the consummation of the Acquisition and upon other specified events, subject to certain exceptions set forth in the Commitment Letter. The funding of the Bridge Facility is subject to the satisfaction of certain customary conditions.

The Commitment Letter also provides for the agreement of JPMorgan and UBS Securities to use commercially reasonable efforts to arrange and syndicate a $400 million senior term loan facility (the “Take-Out Facility”, and together with the Bridge Facility, the “Facilities”), the proceeds of which will be used to refinance and/or reduce the commitments under all or a portion of the Bridge Facility.

JPMorgan and UBS Securities will act as joint lead arrangers and bookrunners for the Bridge Facility, JPMorgan and UBS Securities will act as joint lead arrangers and bookrunners for the Take-Out Facility, and JPMorgan will act as sole and exclusive administrative agent for the Facilities.

The foregoing summary of the Commitment Letter is qualified by the text of the Commitment Letter, a copy of which will be filed as an Exhibit to our Quarterly Report on Form 10-Q for the quarter ending September 30, 2023.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the Shares or any other securities of the Company.

Cautionary Information Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K regarding the Company that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates, and projections about Enovis and its industry. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar words or expressions. Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the timing of the Acquisition and use of proceeds of the Facilities. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among others, risks related to: the satisfaction of conditions to the closing of the Acquisition, including the failure to obtain or delay in obtaining required regulatory approvals; the Company’s ability to obtain financing for the transaction; the transaction and integration costs the Company has incurred and expects to incur in connection with the Acquisition; the difficulty, cost, and time required to integrate Lima’s business; that Lima may have liabilities that are not known to the Company; risks related to market and other general economic conditions; risks related to the recently completed spin-off of ESAB Corporation into an independent publicly traded company; other events that could adversely impact the Acquisition; and the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the period ended June 30, 2023, and other filings with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated September 22, 2023, between Enovis Corporation and Emil Holding II S.à r.l.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. Enovis hereby undertakes to furnish supplementally a copy of any of the omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2023	ENOVIS CORPORATION

	By:	/s/ Phillip B. Berry
	Name:	Phillip B. Berry
	Title:	Senior Vice President and Chief Financial Officer